Exhibit 99.2

1 Investor Presentation January 2021

2 Disclaimer Forward - Looking Statements This presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, a n a ssurance, a prediction or a definitive statement of fact or probability. Foley Trasimene’s and Alight’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these fo rward - looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “p ote ntial,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward - looking statements. These forward - looking statements include, without limitation, Foley Trasimene’s and Alight’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction or waiver of the closing conditions to the proposed business c omb ination, and the timing of the completion of the proposed business combination. These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward - looking statements. Most of these factors are outside Foley Trasimene’s and Alight’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive business combination agreement (the “Agreement”); (2) th e outcome of any legal proceedings that may be instituted against Foley Trasimene and/or Alight following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the prop ose d business combination, including due to failure to obtain approval of the stockholders of Foley Trasimene , certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, cha nge , or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID - 19 on Alight’s business and/or the ability of the part ies to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company’s common stock on the New York Stock Exchange following the proposed business combination; (7) the risk tha t the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of Alight to grow and manage growth profitably, and retain its key employees; (9) costs related to t he proposed business combination; (10) changes in applicable laws or regulations; and (11) the possibility that Foley Trasimene or Alight may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is n ot exclusive. Additional information concerning certain of these and other risk factors is contained in Foley Trasimene’s most recent filings with the SEC and will be contained in the Form S - 4, including the proxy statement/prospectus expected to be filed in connection with the proposed business combination. All subsequent written and oral forward - looking statements concerning Foley Trasimene or Alight, the transactions described herein or other matters and attributable to Foley Trasimene , Alight or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to pl ace undue reliance upon any forward - looking statements, which speak only as of the date made. Each of Foley Trasimene and Alight expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward - looki ng statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law . Additional Information about the Business Combination and Where to Find It In connection with the proposed business combination, a registration statement on Form S - 4 (the “Form S - 4”) is expected to be fi led by Acrobat Holdings, Inc. (to be renamed Alight, Inc. at closing), a Delaware corporation (”Alight Pubco ”), with the SEC. The Form S - 4 will include preliminary and definitive proxy statements to be distributed to holders of Foley Trasimene’s common stock in connection with Foley Trasimene’s solicitation for proxies for the vote by Foley Trasimene’s stockholders in connection with the proposed business combination and other matters as described in the Form S - 4, as well as a prospectus of Alight Pubco relating to the offer of the securities to be issued in connection with the completion of the business combination. Foley Trasimene and Alight Pubco urge investors, stockholders and other interested persons to read, when available, the Form S - 4, including the proxy statement/prospectus incorporated by reference therein, as well as other documents filed with the SEC in connection with the pro posed business combination, as these materials will contain important information about Alight Pubco , Foley Trasimene , and the proposed business combination. Such persons can also read Foley Trasimene’s final prospectus dated May 28, 2020 (SEC File No. 333 - 238135), for a description of the security holdings of Foley Trasimene’s officers and directors and their respective interests as security holders in the consummation of the proposed business combin at ion. After the Form S - 4 has been filed and declared effective, the definitive proxy statement/prospectus will be mailed to Foley Trasimene’s stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be a ble to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Foley Trasimene Acquisition Corp., 1701 Village Center Circle, Las Vegas, NV 89134, or (702) 323 - 7330. These documents, once available, can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

3 Disclaimer (cont’d) Participants in the Solicitation Foley Trasimene and Alight and their respective directors, executive officers and other members of their management and employees, under SEC ru les, may be deemed to be participants in the solicitation of proxies of Foley Trasimene’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed in fo rmation regarding the names, affiliations and interests of Foley Trasimene’s directors and executive officers in Foley Trasimene’s final prospectus dated May 28, 2020 (SEC File No. 333 - 238135), which was filed with the SEC on May 28, 2020. Information regard ing the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Foley Trasimene’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the p roposed business combination when available. Information concerning the interests of Foley Trasimene’s and Alight’s participants in the solicitation, which may, in some cases, be different than those of Foley Trasimene’s and Alight’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the proposed business combination when it bec omes available. No Offer or Solicitation This presentation is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securiti es or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Foley Trasimene or Alight, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, o r sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by mean s o f a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. Non - GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with generally accepted accounting principl es in the United States of America (“GAAP”). These non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Foley Trasimene’s and Alight’s financial results or position. Therefore, these measures should not be considered in isolation or as an alternative or superior to net income, cash flows from operations or other measures of profi tab ility, liquidity or performance under GAAP. You should be aware that the Foley Trasimene’s and Alight’s presentation of these measures may not be comparable to similarly - titled measures used by other companies. Because of t he limitations of non - GAAP financial measures, you should consider the non - GAAP financial measures presented in this presentation in conjunction with Alight’s audited financial statements and the related notes there to . Taxes Expected projected reduction in the amounts that would otherwise be paid in the future to various tax authorities as a result of the increase in tax basis due to common stock redeemed or exchanged and other qualifying transactions pursuant to the tax receivable agreement. These amounts are estimates and have been prepared for informational pur poses only. The actual amount of deferred tax assets and related liabilities that will be recognized will differ based on, among other things, the timing of the redemptions or exchanges, the price of our shares of c omm on stock at the time of the redemptions or exchanges and the tax rates then in effect.

4 Presenters Richard Massey Chief Executive Officer, Foley Trasimene Stephan Scholl Chief Executive Officer Chairman, Foley Trasimene Bill Foley • Richard serves as CEO of Foley Trasimene • Over 30 years of industry experience • Stephan is CEO of Alight Solutions • Over 24 years of industry experience Katie Rooney Chief Financial Officer • Katie is CFO of Alight Solutions • Over 20 years of industry experience • Bill serves as Founder and Chairman of Foley Trasimene • Over 32 years of industry experience

5 Transaction Overview Shares to SPAC 19.2% Shares to FPA 5.6% Shares to Pipe 28.8% Shares to Sponsor 4.3% Rollover Shares to Existing Shareholders 42.1% Today Long Term Revenue Growth Today Long Term Revenue per Employee 20%+ 30%+ Today Long Term Adjusted EBITDA Margin Pro Forma Valuation ($M) Sources & Uses ($M) Pro Forma Equity Value $ 5,385 Pro Forma Total Debt (Rollover Extended Term Loan B + Rollover Senior Secured Notes) 2,276 Cash (360) Pro Forma Firm Value $7,300 Sources SPAC Cash in Trust $1,035 Forward Purchase Agreement 300 PIPE Investment (incl. $ 250M from Cannae and $150M from FNF) 1,550 Existing Alight Shareholders Rollover Equity 2,267 Rollover Existing Debt 2,276 Cash from Balance Sheet 448 Total Sources $ 7,876 Alight’s Transformation Opportunity Will Create Value Pro Forma Ownership 2 Foley Trasimene, Blackstone and Alight partnering to drive value ____________________ Note: See Appendix for non - GAAP reconciliation. 1 Illustrative transaction fees and expenses for both SPAC and target. Includes deferred u/w fee, PIPE fee, financing fees and ad visory / legal / other fees but excludes breakage costs associated with the repayment of senior unsecured notes and hedges, 2 Assumes no redemptions. Share count includes 226.7 million seller shares, 103.5 million SPAC shares, 30.0 million FPA shares, 155.0 million PIPE shares (including 25.0 million PIPE shares to Cannae and 15.0 million PIPE shares to FNF) and 23.3 million founder shares. Excludes impact of 15.0 million seller earnout shares (50% earned at $12.50 and 50% earned at $15.00). Excludes impact of 59.6 million pu blic, FPA and private placement warrants struck at $11.50. Includes shares issuable upon exchange of LLC interests underlying all vested an d u nvested PIUs. 6% 10% $250K Uses Debt Paydown $1,864 Cash Consideration to Existing Alight Shareholders 1,000 Existing Alight Shareholders Rollover Equity 2,267 Rollover Existing Debt 2,276 Cash to Balance Sheet 360 Estimated Fees & Expenses 1 109 Total Uses $ 7,876 Alight is a leading healthcare, benefits and payroll services provider $175K

6 Bill Foley’s Valuation Creation Playbook $3M $ 11.7B $2.5B $ 80.9B $1.6 B $13.4B $4.2B $ 16.0B $2.0B $10.6B 1984 LBO Current Mkt Cap 2006 Spin-Off Current Mkt Cap 2015 IPO Current Mkt Cap 2018 IPO Current Mkt Cap 2019 LBO Current Mkt Cap William P. Foley II Founder Foley has achieved great success acquiring industry utilities with large total addressable markets at attractive values and driving transformation and multiple expansion. Common characteristics include: Resulting in over $ 120B in market capitalization growth and a consistent track record of significant multiple expansion ____________________ Sources: Public company filings and Factset. Market cap and stock price data as of January 15, 2021. 1 Human Capital Management, 2 All multiples represent FV / NTM EBITDA with the exception of FNF which represents forward P/E, 3 Reflected on an absolute basis and does not represent incremental margin or multiple expansion, 4 Bill Foley currently owns no equity in FIS or CDAY . 4 Industry Served Real Estate Blue Chip Customer Recurring Revenue Margin Expansion Multiple Expansion FinTech Mortgage HCM Data & Analytics Workplace Benefits & Payroll P P P P P P P P P P P P ~670 bps > Peers +2,000 bps +1,070 bps +590 bps +560 bps +30% LT Goal ~4x ~13x ~11x ~66x ~4x Comp group supports 20x+ ▪ Recently announced proposed ~$9B merger of Paysafe with Foley Trasimene Acquisition Corp. II − Foley led the $2B PIPE in Paysafe − Represents the largest common stock SPAC PIPE ever − Stock is currently trading at $15.59 , representing a 56% premium to $10.00 IPO share price SPAC Sponsor 4 1 2 2 3 3

7 Foley’s Tools that Created $100B+ in Value will be Applied to Alight ▪ Alight is a market leading enterprise employee benefits platform ▪ Alight provides mission critical services to its customers ▪ 70% of the Fortune 100 are Alight clients ▪ 30M+ participants & family members served Ubiquity ▪ Alight’s scalable technology platform delivers best - in - class services ▪ Highly secure and scalable cloud infrastructure ▪ Robust core transaction engines Technology ▪ Full view of employee data positions Alight at the center of employee engagement ▪ Hyper - personalization of offerings given significant data and deep analytics ▪ 200M+ customer interactions annually Data & Analytics ▪ Enhance go - to - market offering by realigning salesforce and its compensation ▪ Launched BPaaS bundles in market, leveraging value - based selling ▪ Recently hired Chief Commercial Officer ▪ Expecting to hire 120 new sales and sales support people over the next 6 months Go - to - market ▪ Mentor and lead management team ▪ Strong team led by Stephan ▪ Will work with management team to continue to add key talent Management ▪ Drive vertical and horizontal M&A strategy ▪ Multiple targets across products ▪ Proven ability to execute M&A M&A Strategy 1 2 3 4 6 7 ▪ Leverage Optimus (process reengineering program) to improve margins ▪ Accelerate efficiency across the platform Cost Savings 5

8 Foley + Alight Have The Tools To Accelerate Revenue and Margin Growth Mission - critical business at intersection of healthcare, benefits & payroll Foley Playbook Transformation Initiatives Underway Significant opportunity for value creation through revenue growth, margin improvement and multiple expansion

Alight Solutions Agenda 01. Alight Overview 03. Financial Overview 02. Business Details

10 10 Confluence of Factors Influencing the Future of the Workplace Worksite trends have been magnified due to the pandemic reverberating across all dimensions of wellbeing Health & Personalization Financial responsibility of healthcare shifting to employees while also facing increasing decision complexity, driving need for personalization ▪ Healthcare deductibles are growing 8x faster than wages ▪ 25% of healthcare users find their current system so difficult to navigate that they just give up Total Wellbeing Employees are increasingly looking to balance their health and financial wellness choices, driving a need for Total Wellbeing solutions ▪ 61% of workers say that they will never be able to retire at the age they want ▪ 1 in 6 Millennials can’t cover a $400 emergency expense Gig Economy Employers increasingly look for specific talent on an episodic basis, leading to a global increase in the contingent workforce ▪ 36% of the U.S. labor market now have some sort of alternative/contingent work arrangement Globalization Companies face significant obstacles in their desire to be agile with their global workforce ▪ 83% of companies are planning to expand globally. 50% of them are expanding with the use of an external provider Regulations Ever - changing workplace regulations are driving the need for tools to remain compliant ▪ 70+ updates passed since Affordable Care Act ▪ Payroll compliance is the top concern of more than 50% of organizations ____________________ Sources: Alight Solutions, Kaiser Family Foundation, WSJ, Upwork, Key Bank Capital Markets.

11 Our Vision: The Preeminent Employee Engagement Partner Our Capabilities that Drive Engagement Our Mission Critical Solutions Personalize Benefits & Payroll Enable Financial Security and Wellness BPaaS SaaS Technology Services Personalization Data & AI Achieve ~50% or more of bookings TCV 1 starting in 2023 in high - value, cloud - based BPaaS offering ____________________ Sources: The World Bank (2020), CMS (2019), Kaiser Family Foundation (2020), Plansponsor (2020), PwC. 1 Total contract value of sales, which includes both one - time and recurring charges. Our Business Process as a Service (BPaaS) model brings together SaaS capabilities and an automated service delivery model with data & AI to deliver superior outcomes for clients ▪ ~3.5B employees globally ▪ U.S. healthcare spending: ~$3.8T ▪ ~155M members enrolled in employer - sponsored health insurance ▪ ~61M Medicare beneficiaries ▪ ~$8.3T in Defined Contribution assets across 111M participants ▪ Payroll Outsourcing Services market size: ~$20B Total Addressable Market Deliver and Administer Benefits & Payroll Support Employers Globally Help Consumers Navigate the Healthcare Ecosystem

12 Alight is Positioned to Win Cloud - based, scalable software to drive mission critical services Highly secure and scalable cloud infrastructure AI - driven omni - channel engagement to prioritize the right communications to the right employees at the right time Integrate with 350+ outside platforms and partner networks Unparalleled Data & Analytics Technology Management Team Ubiquity 30M+ lives 14% of US working population ~70% of Fortune 100 ~50% of Fortune 500 100+ countries 140M inbound connections to UPoint annually ~10M chatbot interactions ~200M customer interactions Hyper - personalization Full view of employee data Insurance, payroll and benefits data Best - in - class management team with support of Foley as Chairman of the Board and two additional Trasimene designated directors Diverse experience in software, management consulting, insurance, and business services Further strengthened management team in 2020 ▪ CTO – Deep product, technology, data & analytics experience ▪ CXO – Significant transformation, ops and CX experience ▪ New commercial talent 50+ global Delivery Centers ____________________ Source: Alight Solutions (December 31, 2020) .

13 Standardization & Automation of Services Data & AI Capabilities SaaS Capabilities Consumer Engagement Focused on Technology Transformation to Drive BPaaS - led Offerings Financial Impact of Transformation Phase Revenue Growth: % BPaaS Revenue: 2 EBITDA Margin: Low - single - digits 7% 3 Low 20% Mid - single - digits 13% 5 Low 20% (including investment) High - single - digits 23% 7 30%+ 6 Technology Transformation Revenue per Employee: 1 $150K $175K 4 $250K 6 (2017 - 2019) (2020 - 2021) (2021+) Phase 0: Foundation Build breadth and size Phase II: Engagement Platform Next Gen Cloud Launch and Integration Phase I: Outcome & ROI Aggregate products and services to BPaaS Offers ▪ Market leading benefits platform ▪ Significant data pools on 30M+ participants ▪ Longstanding and embedded client relationships ▪ One Alight – Engagement Model ▪ 5 New BPaaS offerings ▪ Cost guarantee (ROI) ▪ Data & AI capabilities ▪ Software and AI - focused solutions ▪ Standardized, scalable, next - generation platforms: - Wealth Cloud - Health Cloud - Payroll Cloud ____________________ Source: Alight Solutions. 1 Excludes contractors 2 Excludes Hosted business, 3 2019A, 4 2020E, 5 2021E, 6 Long - term estimate, 7 2023E.

14 Our Next Generation Cloud Platforms Global presence and scale unlocks the power of data and analytics Consumer centric, single access point to full spectrum of services Consultative guidance and strategy realization for clients Continuous optimization and automation for service Leading benefits navigation solutions – Human + AI Modular platforms designed to provide a seamless experience across web, desktop, and mobile for any use case and workflow Alight Engagement Platform Next Generation Platforms Health Cloud Wealth Cloud Payroll Cloud Data & AI Engine Open Architecture Integrated offerings Enables personalized benefits & pay Global capabilities Highly configurable, rapid deployment ▪ Enabled by common data model and modules ▪ Leverages public cloud ▪ Ability to provide a seamless, integrated experience across health benefits, retirement benefits, and payroll ▪ Employee - centric design with the ability to serve unique plan designs ▪ Singular view of pay, taxes, and deductions across assignments ▪ Compliance with local regulatory requirements ▪ Deployed by clients and 3rd parties, not just Alight Key Differentiators

15 BPaaS Bookings and Commercial Investments Support Revenue Acceleration Success of BPaaS Evident in Bookings 1 2 3 Signed largest ever contract on 11/20 with Federal Thrift Savings Plan (6.1M employees) 2020 E 2017 A 2022 E 2018 A 2023 E 2019 A 2021 E Future $743M BPaaS revenue projections 2017 - 2023E ($M) 3% % BPaaS revenue 3 4% 7% 13% 13% 17% 23% 50%+ $743M $509M $363M $330M $158M $88M $58M ____________________ Source: Alight Solutions. 1 Contracted and under contracting 2 Excludes Federal Thrift Savings Plan contract of $2.3B TCV won in November 2020 3 Excludes Hosted business. $166M TCV of 2H’20 BPaaS Bookings Key Wins include a number of large - cap energy and technology clients 1 TCV of Total Bookings 2 2H’20 2H’19 $909 M $665 M +37% 4 Expecting to add 120 new sales and sales support roles by 1H’21

16 Attractive Financial Profile Long term embedded contracts 3 - 5 year Contract length 97% Revenue retention 1 ~15 years Avg. client tenure 2 Profitable and sustainable growth with significant and clear BPaaS upside 50% 50% BPaaS Non - BPaaS Bookings by 2023 Average uplift of 1.5x annual recurring revenue on bundled BPaaS deals 3 Highly recurring and diversified revenue profile 81% 19% 2020 Revenue $2,710M Recurring Project - based 21% 20% 19% 14% 13% 13% Financial Health & Public Service Energy & Resources Consumer Tech & Media Other 2019 Revenue Transformation drives significant operating leverage Established Platform with Upside from M&A Strong FCF generation and 3.1x leverage profile 4 to support opportunistic M&A Large, global, and fragmented pool of acquisition targets Proven ability to integrate and cross - sell new solutions to Alight’s large client (e.g., Compass) Seasoned team and unique culture with ability to integrate and empower founders 22% 24% Adjusted EBITDA Margin (%, $M) 35% 40 % Employer Solutions Gross Margin (%, $M) ____________________ Source: Company financials (December 31, 2020) . Note: See Appendix for non - GAAP reconciliation. 1 Retention defined as prior year’s active client revenue compared to the following year, 2 Top 25 clients, 3 Based on sold BPaaS bundles, 4 Based on net debt of $1.9B and 2020E Lender Adj. EBITDA. 2023 Long Term 60%+ 2021 802 1,099 2023 Long Term 2021 30%+ 600 768

17 3.7% 2.0% 2.0% 1.4% Significant Operating Leverage to Drive Scale 2023E 2021E 33.4% 2019 ( 1.5% ) Investments 34.6% 38.7% Optimus & Operating Leverage ( 1.6% ) M&A Covid Impact New BPaaS Sales BPaaS Conversions (existing book) Optimus & Operating Leverage ( 1.9% ) Phase I ▪ Investments: Technology and product investments ($38M ) 1 ▪ M&A: Integration of Hodges - Mace, NGA, and Choice Health at lower margins ▪ Covid Impact: Covid impact on revenue ($ 95M ) ▪ Optimus & Operating Leverage: One Alight delivery model driving efficiencies (net $92M) Phase II ▪ Launch of cloud platforms will drive reduced implementation time and ongoing costs through standardization ▪ Faster sales to revenue conversion with product licensing upfront ▪ 30% reduction in cost to serve through standardized, pre - configured next gen product suite – automated & self - serve capabilities & easier tooling Gross Margin 1 2 3 4 1 2 3 4 5 6 5 6 ____________________ Source: Alight Solutions . Note: Revenue growth reflected on a year - over - year basis. 1 Exclude $5m of capitalized investment. Revenue Growth 7% 2% 10%

18 Improved Growth and Margins Through Transformation Increased Growth Potential Higher Margins $ 175K Long Term $ 250K 2020 Revenue Per Employee 2 ($K) ____________________ Source: Alight Solutions. Note: See Appendix for non - GAAP reconciliation. 1 Based on sold BPaaS bundles, 2 Revenue per employee excludes contractors. Revenue Growth (%) 34% Long Term 2020 60%+ Employer Solutions Gross Margin (%) 20%+ 2020 30%+ Long Term Adjusted EBITDA Margin (%) 25% 50% + Long Term 2020 BPaaS Bookings (% Total Bookings) 1.0x 1.5x Client Revenue With BPaaS Client Revenue Without BPaaS BPaaS Bundle Revenue Uplift 1 6% 10% Long Term 2020

19 Transformation Will Drive Multiple Expansion 12.2x 13.8x 14.2x 16.5x 18.0x 18.5x 27.1x Alight BPO Brokers Broadridge ADP Paychex HealthEquity Revenue per employee: Revenue growth (CY21): EBITDA margin (CY21): Comparable Companies: FV / 21E Adjusted EBITDA ____________________ Source: Company filings, Factset as of January 15, 2021, excludes primary comp CDAY. Note: See Appendix for non - GAAP reconciliation; Alight multiple based on $600m 2021E Adjusted EBITDA; comps reflected on a pre - S BC EBITDA basis; Brokers include AON, MMC and BPO includes ACN, G, WNS, EXLS . 1 Represents CY20 revenue growth. Reference Only Primary Comparables Key Metrics Today LT $ 175K $250K 6% 10% 20%+ 30%+ BPO Brokers $44K 7% 22% $220K 4% 28% $389K 4% 24% $252K 3% 26% $256K 3% 42% $182K 8% 33% 1

Alight Solutions Agenda 01. Alight Overview 03. Financial Overview 02. Business Details

21 Mission - Critical Services That Help Employers Manage ~70% of Their Spend 1 ____________________ 1 As per Deloitte (2017), 50% - 60% of total spend by Fortune 500 companies is on benefits and management estimates that an addition al 10% is on payroll, 2 Based on FY20E Revenue. Excludes Hosted business (expected to be ~1% of total revenue in 2021 and is scheduled to sunset in 2023). Payroll & HR Management HR Data Management HR Cloud Services Global Payroll Benefits Administration Health Administration Healthcare Navigation Reimbursement Solutions Dependent Verification Services Defined Benefit and Contribution Administration Participant Advisory & Wellbeing Cloud Deployment Solutions (CDS) Cloud Application Services (CAS) Employer Solutions Professional Services Solutions to manage health & wealth benefits, and payroll for employers and employees Solutions to manage the workforce from the cloud Integrated solutions driven by powerful technologies and data - led insights to help our clients grow (84% of revenue 2 ) (13% of revenue 2 )

22 Case Studies – Payroll & Health Big box grocery – Payroll ~$10M in total payroll cost of compliance and penalties High volume of payroll overpayments Complex, manual payroll processes Compliance risk Alight Solution x Best - in - class, proven payroll processing in collaboration with Workday x Eloise (AI) and automation software to improve cycle time x Alight’s insights and client experiences for optimal payroll delivery x Centralized case tracking tool and detailed electronic tracking Alight Value • Reduction in payroll overpayments • Increase in recovered overpayments • Decrease in compliance penalties • Improved employee experience ~$5M Expected total savings per year ~45% ROI Expected based on NPV of cash flow / NPV of Alight fees Big tech – Health 46% of team not confident they could find crucial health benefits information Multiple vendors Difficulty navigating Little segmentation or personalization Alight Solution x Personalized concierge solution utilizing Alight Benefit Pros x AI to identify care gaps and benefit program usage x Personalized campaigns to improve employees’ benefits utilization x Navigation solution to migrate employees to a single ID card Alight Value • Improvement in benefits perception • Decrease in healthcare costs • Increase in benefit program usage • Improved service satisfaction +76 Benefits net promoter score 93% Service satisfaction ____________________ Note: Analysis reflects NPV of estimated cash flow benefit divided by NPV of Alight fees, and assumes ROI NPV discount rate o f 1 0%.

23 14% Long - term, Trusted Partner of Employers Across Diverse Industry Verticals ____________________ Source: Alight Solutions (December 31, 2020) . Note: Revenue chart for financial year ended December 31, 2019 . 1 Group revenue retention of 97% or greater in each of the last seven years. Retention defined as prior year’s active client re ve nue compared to the following year, 2 Recurring revenue defined as Employer Solutions Subscription revenue plus Professional Services Subscription revenue (excluding impact of Hoste d b usiness), 3 Top 25 clients. ~650 Large enterprise clients (>10k lives) ~3,700+ Mid - market clients (<10K lives) 97%+ Revenue retention 1 100+ Broker and strategic relationships 59% Top 100 Employer Solutions clients added a solution since 2017 ~81% Recurring revenue 2 Consumer Other Energy & Resources Financial Tech & Media Health & Public Service 13% 13% 19% 21% 20% 3 - 5 Year Contract length ~15 Years Avg. Client Tenure 3 50% of the Fortune 500 7 0% of the Fortune 100

24 Technology, Data, and AI Drive Engagement Participant data • Demographics • Attitudinal • Payroll • Plan data • Savings and investments • Alight activity • Claims • Partner data • Medical recor ds Provider data • Cost • Quality • Experience Opportunity data • Centralized profile • Cost savings opportunities • Gaps in care • Clinical needs • Benefit opportunities • Convenience opportunities • Savings and debt opportunities • Asset allocation • Financial wellness opportunities Prioritizes personalized actions through targeted messages Insights Platform Analytics, Machine Learning, Rules Engine 200M+ customer interactions annually ~140M inbound connections to UPoint annually ~10M+ chatbot Interactions since launch (2017) 33M+ customer service interactions annually (phone + IVR + IVA + Chat + Cases) ____________________ Source: Alight Solutions (December 31, 2020).

25 Strategic Fit Proven Track Record of Disciplined M&A Strategic focus on innovation, scale, and market adjacencies that drive engagement and meaningful value for clients ▪ ~$20B in new TAM added ▪ ~2,500 new clients and ~ 2.5M+ participants added ▪ New geographies – APAC, EMEA ▪ Enhanced & new capabilities: - Healthcare navigation - Mid - market health ben admin - Voluntary benefits - Multi - country payroll ▪ Business model alignment ▪ BPaaS offering - Competitive differentiation – offering provides another solution to add to BPaaS offering ▪ Technology enabled ▪ Data & analytics Moving from Health Benefits to Total Health • Adding Clinical Navigation capabilities • Engagement and digital wellness • Medical cost containment and reference - based pricing Helping employers with globalization • Expanding Global Payroll in APAC & EMEA • Adding Global Benefits • New growth area: Global Employer of Record (EOR) Entering New Markets • Mid - market Defined Contribution Administration • Mass market tech - enabled Financial Advisory Consolidation of benefits providers • Fragmented market: >50 vendors serving ~100M US lives • Opportunity to acquire clients and cross - sell services through Alight Health Cloud Strong Experience in M&A Significant Acquisition Opportunities Across Segments ____________________ Source: Alight Solutions (December 31, 2020) .

26 Experienced Management Team with a Proven Track Record Years of Industry / Functional Experience Stephan Scholl Chief Executive Officer 24 Katie Rooney Chief Financial Officer 20 Cathinka Wahlstrom President & Chief Commercial Officer 25 Colin Brennan Chief Product Strategy & Services Officer 24 Dinesh Tulsiani Chief Strategy Officer 21 Greg Goff Chief Product & Technology Officer 24 Michael Rogers Chief HR Officer 17 Paulette Dodson General Counsel 26 Cesar Jelvez Chief Customer Experience Officer 22 Ed Auriemma Chief Operations Officer 22

Alight Solutions Agenda 01. Alight Overview 03. Financial Overview 02. Business Details

28 3% 15% 12% 32% 37% 45% 20% 19% 13% 3% Strong Recurring Revenue Mix with Diversified Base $1,635 $1,712 $1,830 $2,044 $2,075 $2,230 $2,509 $302 $284 $271 $238 $245 $238 $240 $141 $198 $284 $360 $400 $441 $486 $2,079 $2,193 $2,385 $2,641 $2,720 $2,909 $3,235 2017A 2018A 2021E 2019A 2020E Professional Services Subscription Project 2023E 2022E 3% % BPaaS revenue 1 4% 7% 13% 13% 17% 23% BPaaS 27% of recurring revenue 2 by 2023E 80% 80% 79% 81% 81% 82% 84% % recurring revenue 2 97% 98% % retention 3 Solution Breakdown 4 (% total revenue) Hosted 6 Benefits ( Health ) Payroll & Cloud Professional Services Benefits ( Wealth ) Employer Solutions Top 1 Top 2 - 10 Top 11 - 25 Top 26 - 100 Client Concentration 5 (% total revenue) ____________________ 1 Excludes Hosted business (expected to be ~1% of total revenue in 2021E and is scheduled to sunset in 2023E). 2 Recurring revenue defined as Employer Solutions Subscription revenue plus Professional Services Subscription revenue (excluding impact of Hosted business); 3 Group revenue retention, inclusive of non - recurring revenue; 4 Based on FY20E Revenue; 5 FYE 2019A Revenue shown on an actual / as realized basis, including the impact of acquisitions; 6 Hosted business expected to be ~1% of total revenue in 2021E and is scheduled to sunset in 2023E. Revenue ex - Hosted ($M) 1 Other 97%

29 One Alight BPaaS Driving Growth Go - to - Market with five current BPaaS solutions: • Health Bundle • Cloud Application Services • Global Payroll • Payroll & Cloud Services • Customer Care as a Service Client 1 – Health Client 2 – Payroll Client 3 – Health Current Future Current Future Current Future ARR (Health) $ 1.2M $ 2.4M ARR ( Payroll ) $ 2.2M $ 3.8M ARR (Health) $ 3.4M $ 4.8M Direct Margin % 16% 24 % Direct Margin % 25% 25% Direct Margin % 39% 43 % ROI Guarantee 150% ROI Guarantee 150% Offer Offer Offer Services Current Future Services Current Future Services Current Future Benefits Admin x x Global Payroll x x Benefits Admin x x Navigation x hrX Engagement Platform x Navigation x Hype x Hype One - Card / BSR x One - Card / BSR 1 2 3 4 5 ____________________ Source: Alight Solutions. Note: ARR: Annual Recurring Revenue, BSR: Benefit Smart Routing; ROI Guarantee is a multiple of Alight fees charged to the cl ien t, based on expected total cost savings to the client. 2021E 2023E ~46% CAGR $395M $843M BPaaS Bookings Bookings (excl. BPaaS) $1.4B $1.7B BPaaS Bookings (TCV) Trajectory

30 $2,378 $2,552 $2,710 (1%) 1H $2,945 $3,235 5% 2H 2018 2019 2020E 2021E 2022E 2023E $2,760 BPaaS Opportunity Drives Long - Term Revenue Growth Total Revenue ($M) Phase 0 (Foundation) Phase I Phase II Transformation Phase ▪ Focused on separation from Aon and portfolio expansion • Slower sales, delayed go - lives and lower project revenue due to Covid - 19; 2H20 vs 1H20 bookings up 37% 1 • Said no to low - margin lift & shift and single country payroll deals (>$40M) • New Go - to - market strategy. Expecting to add 120 new sales and sales support people in 2021 • New BPaaS and data & analytics offerings ▪ Launch of cloud platforms will drive reduced implementation time and faster sales to revenue conversion ▪ Large Wealth Cloud win of $ 2.3B 2 TCV that goes live in 2022; 2023E expected revenue range of $100M to $130M ▪ BPaaS booking comprise ~50% of total bookings by end of 2023 Revenue Growth (%) 6% 2% 7% 10% 3% 7% Expansion due to next gen platforms Slow down in 1H 2020 sales due to Covid ____________________ Source: Alight Solutions. Note: Includes Hosted revenue. 1 Excluding Federal Thrift Savings Plan, 2 Federal Thrift Savings Plan contract won in November 2020 (6.1m employees).

31 Strong EBITDA and Free Cash Flow ____________________ Note: See Appendix for non - GAAP reconciliation. 1 Represents Adjusted EBITDA margin on a Group basis. 2 Free cash flow on a Group basis and defined as Adj. EBITDA – Capex; conversion defined as (Adj. EBITDA – Capex) divided by Adj. EBITDA. Sustained Steady EBITDA and Margins ($M, %) $479 $576 $596 $550 $600 $640 $768 2023E 2017A 2018A Adj. EBITDA 2020E 2022E 2019A 2021E + 12% Adj. EBITDA margin 1 21% 20% 22% 22% 24% 24% 23% Adj. EBITDA Growth (8%) 9% 7% 20% 20% 3 % Free Cash Flow Conversion 2 88% 80% 77% 77% 79% 85% 85% Strong performance and operational efficiency driving long - term 30%+ EBITDA margins

32 M&A Case Study: Driving Success in Healthcare Navigation with Compass ▪ Acquired in 2018 ▪ ~$35M in revenue at acquisition, across 1,700+ clients, 2M+ members ▪ Best - in - class healthcare navigation capabilities that deliver a unique, high - tech, and high - touch solution ▪ Enhanced Alight’s solution set by adding capabilities to improve quality of care of consumers and reduce costs for employers ▪ Platform for future expansion into fast - growing area of clinical care guidance - ~$3B TAM, ~20% CAGR Background Success in Integrating Solutions and Cross - Selling to Clients Utilization when connected with Alight's Ben Admin 75 - 90% Average standalone Compass utilization 25 - 35% 2 - 3x increase in utilization Critical to delivering ROI savings from Alight’s Health BPaaS Bundle x Higher engagement with more touchpoints x Improved employee experience and healthcare decisions, leading to cost savings x Achieving cost savings that exceed 1.5x the price of the platform • ~$60M in incremental cross - sell sales 1 of Compass solution to 30 existing Alight clients since acquisition, including a number of large - cap telecommunication, technology and energy clients • Cost synergies of ~20% of total cost base ____________________ 1 First year value of sales.

33 21.7% 28.4% $ 175k Business model alignment HCM Solutions / Processors Brokers BPO ____________________ Sources: Management estimates, company filings and FactSet as of January 15, 2021. Note: See Appendix for non - GAAP reconciliation; Brokers include AON, MMC and BPO includes ACN, G, WNS, EXLS; mean financial metr ics exclude CDAY; FCF Yield defined as EBITDA – Capex / FV. Proprietary Technology Enabled Deep Domain Expertise $269k $220k $44k Revenue per Employee (Last FY Mean) 6.4% 4.8% 6.6% 6.2% Free Cash Flow Yield (CY21E Mean) Adjusted EBITDA Margin (CY21E Mean) 31.3% 21.5% Reference Only Primary Comparables Recurring Revenue / Transaction Based Model

34 2021E P/E Multiple 19.3x 34.5x 20.4x 26.9x 2021E P / E / G 1.5x 3.7x 2.2x 3.0x 12.2x 20.0x 14.2x 13.8x 11.4x 18.6x 13.3x 12.6x 1 2 3 4 2021E FV / Adjusted EBITDA 2022E FV / Adjusted EBITDA Valuation Upside Relative to Peers ____________________ Source: Management information, Factset as of January 15, 2021. Note: See Appendix for non - GAAP reconciliation; calendarized to a 12/31 year end; EBITDA metrics shown on a pre - SBC basis; peer multiples based on mean; Ceridian excluded from FV / EBITDA and P / E / G metrics; Broadridge excluded from P / E / G metrics; Brokers include AON, MMC and BPO includes ACN, G, WNS, EXLS. 1 Alight Adjusted EPS is unburdened for tax - effected SBC and tax - effected amortization of intangibles, and burdened for tax - effect ed LTIP. 2 Represents PF Equity Value / Adj. NI / CY19A – CY23E Adj. NI CAGR. Reference Only Primary Comparables Brokers BPO 1 2

35 In Conclusion We are well positioned in a large and growing addressable market Our ability to drive an engagement platform with employers and employees provides visible and growing revenue, EBITDA, and cash flow Our partnership — Foley + Blackstone + Alight — set up to drive transformation and deliver results for our customers and shareholders

Appendix

37 Financial Summary Summary Revenue Build 2017 - 2023E ($M) Historical Projected $M, unless otherwise stated 2017A 2018A 2019A 2020E 2021E 2022E 2023E Subscription 1,635 1,712 1,830 2,044 2,075 2,230 2,509 Project 302 284 271 238 245 238 240 Employer Solutions revenue 1,938 1,996 2,101 2,281 2,320 2,468 2,749 growth % 3.0% 5.3% 8.6% 1.7% 6.4% 11.4% Subscription 23 33 55 108 138 168 199 Project 118 165 230 252 262 273 287 Professional Services 141 198 284 360 400 441 486 growth % 39.8% 43.8% 26.5% 11.2% 10.3% 10.1% Revenue (ex-Hosted) 2,079 2,193 2,385 2,641 2,720 2,909 3,235 growth % 5.5% 8.7% 10.7% 3.0% 7.0% 11.2% Plus: Hosted revenue 222 184 167 69 40 35 0 Total revenue 2,301 2,378 2,552 2,710 2,760 2,945 3,235 growth % 3.3% 7.3% 6.2% 1.9% 6.7% 9.9% BPaaS revenue 58 88 158 330 363 509 743 Non-BPaaS revenue 2,243 2,290 2,394 2,380 2,397 2,436 2,492 Total revenue 2,301 2,378 2,552 2,710 2,760 2,945 3,235 growth % 3.3% 7.3% 6.2% 1.9% 6.7% 9.9% ____________________ Source: Management model.

38 Historical Projected $M, unless otherwise stated 2017A 2018A 2019A 2020E 2021E 2022E 2023E Memo: Total revenue 2,301 2,378 2,552 2,710 2,760 2,945 3,235 Employer Solutions 756 773 771 802 889 1,099 Professional Services 51 67 97 124 139 154 Gross profit (ex-Hosted) 807 840 868 926 1,028 1,252 margin % 36.8% 35.2% 32.9% 34.1% 35.3% 38.7% Plus: Hosted 44 44 (0) (6) (10) 0 Total gross profit 851 883 867 921 1,017 1,252 margin % 35.8% 34.6% 32.0% 33.4% 34.5% 38.7% SG&A (467) (436) (528) (528) (548) (646) Adjustments 1 143 81 116 95 49 30 Adjusted EBIT 527 528 456 488 518 636 margin % 22.2% 20.7% 16.8% 17.7% 17.6% 19.7% Adjusted EBITDA (ex-Hosted) 423 540 566 552 606 650 768 margin % 20.3% 24.6% 23.7% 20.9% 22.3% 22.3% 23.7% Plus: Hosted EBITDA 56 36 31 (2) (6) (10) 0 Adjusted EBITDA 479 576 596 550 600 640 768 margin % 20.8% 24.2% 23.4% 20.3% 21.7% 21.7% 23.7% Capex (58) (86) (90) (111) (135) (147) (162) Free cash flow $421 $490 $506 $439 $465 $493 $607 Financial Summary (cont’d) ____________________ Source: Management model. 1 Adjustments for stock based compensation, transaction related expenses, separation costs, non - recurring professional expenses, transformation initiatives, restructuring and other. Key Financial Items 2017 - 2023E ($M)

39 Historical $M, unless otherwise stated 2017A 2018A 2019A Net Income (Loss) $41 ($21) $22 Interest expense, net 114 208 224 Income tax expense 34 17 16 Depreciation 50 49 68 Intangible amortization 142 180 185 GAAP EBITDA $381 $433 $515 Adjustments to EBITDA Share - based compensation 10 14 9 Adjusted EBITDA ( pre - restructuring adjustments) $391 $ 447 $ 524 Adjustments to Adjusted EBITDA Transaction - related expenses 36 1 0 Separation from Aon expenses 16 49 0 Non - recurring professional expenses 0 1 14 Transformation initiatives 28 52 37 Other 15 27 40 SEC Adjustment (7) (1) (19) Adjusted EBITDA $479 $ 576 $596 Run - rate savings applied by lenders 53 30 70 Lender Adjusted EBITDA $ 532 $ 606 $ 666 Reconciliation of Historical Adjusted EBITDA Key Commentary 1. Share based compensation awarded to employees 2. Includes expenses related to third - party consulting, financing costs, legal expenses and other incremental costs incurred to complete the separation 3. Expenses related to establishing Alight as a stand - alone company following the separation from Aon 4. Costs related to the postponed initial public offering 5. Severance and data center enhancement 6. Expenses related to M&A and other activities 7. SEC adjustment made to comply with PCAOB audit standards for historical periods 8. Run - rate savings include adjustments related to the New FCM Initiative, NGA and Project Optimus 1 2 3 4 5 1 2 3 4 5 6 7 6 7 ____________________ Source: Management model and compliance certificate. Reconciliation of Historical Financials 8 8

40 Reconciliation of Projected Adjusted EBITDA Key Commentary 1. Projections exclude SBC; LTIP compensation program will continue to impact earnings per share going forward 2. Expenses related to the Optimus restructuring program, including: • Consolidation of case management tools driving improved client engagement • Write - downs of AI technology that is being replaced under new strategy • Costs associated with moving to the Cloud 3. Costs related to data center enhancement 4. Severance, M&A integration and other charges related to the restructuring program that commenced in 2020 5. Expenses related to M&A and other activities 6. SEC adjustment made to comply with PCAOB audit standards for historical periods 7. 1 2 3 4 5 Projections $M, unless otherwise stated 2020E 2021E 2022E 2023E Net Income (Loss) pre-SBC1 ($101) $9 $121 $221 Interest expense, net2 237 112 112 111 Cost to extinguish debt3 0 76 0 0 Income tax expense 10 3 42 78 Intangible amortization 198 201 201 201 Depreciation 94 112 122 132 Unadjusted EBITDA $438 $513 $598 $743 Adjustments to EBITDA LTIP Compensation 17 14 16 25 IT Optimus Investment 0 28 26 0 Adjusted EBITDA (pre-restructuring adjustments) $455 $555 $640 $768 Adjustments to Adjusted EBITDA Transformation initiatives 9 0 0 0 Restructuring 76 44 0 0 Other 15 1 0 0 SEC Adjustment (5) 0 0 0 Adjusted EBITDA $550 $600 $640 $768 Run-rate savings applied by lenders 60 – – – Lender Adjusted EBITDA 4 610 – – – Restructuring Detail Severance 27 35 0 0 Advisor Costs 19 4 0 0 Real Estate 6 5 0 0 IBM Write - Off 7 0 0 0 M&A 16 0 0 0 1 2 3 4 5 4 Reconciliation of Projected Financials ____________________ Note: Excludes incremental costs relating to management and administration as a publicly listed entity. 1 Net income before tax - affected SBC at tax rate of 0% in 2020E and 26% in 2021E - 2023E; projected SBC has no dilutive impact on pr o forma transaction; 2 Reflects estimated impact of annualized pro forma interest rates for 2021E as well as swap breakage costs arising from the transaction. A 0.125% variance in the weighted – average variable interest rates would result in a ~$3M change in income before income taxes an nually. Actual interest rates may vary from those depicted; 3 Based on analysis of the treatment for the extinguishment of current TL/unsecured debt and hedges, excluding bond repurchase costs; 4 Expected lender compliance certificate. 6 6

41 ____________________ Source: Management information, Factset as of January 15, 2021. Note: See Appendix for non - GAAP reconciliation; calendarized to a 12/31 year end; EBITDA metrics shown on a pre - SBC basis; comps excluded from average if metric is N/M; Brokers include AON, MMC and BPO includes ACN, G, WNS, EXLS; FCF Margin defined as EBITDA – Capex / Revenue. 7% 6% 6% 5% 18% 6% 5% 9% Operational Benchmarking Revenue growth 2022E FCF Margin 2022E Adj. EBITDA Growth 2022E Average: 12% Average: 27% Average: 8% 7% 9% 7% 9% 28% 6% 7% 10% 17% 25% 40% 23% 20% N/M 27% 19% HCM Solutions / Processors Brokers BPO Reference Only Primary Comparables Adj. EBITDA Margin 2022E Average: 30% 22% 27% 43% 25% 21% 33% 29% 22%

42 Valuation Benchmarking FV/Adj. EBITDA 2021E FV/Adj. EBITDA 2022E 11.4x 16.5x 17.2x 15.2x N/M 25.6x 13.3x 12.6x Alight ADP Paychex Broadridge Ceridian HealthEquity IB / PS BPO Average: 20.0x Average: 18.6x 1 12.2x 18.0x 18.5x 16.5x N/M 27.1x 14.2x 13.8x Alight ADP Paychex Broadridge Ceridian HealthEquity IB / PS BPO ____________________ Source: Management information, Factset as of January 15, 2021. Note: See Appendix for non - GAAP reconciliation; calendarized to 12/31; EBITDA metrics shown on a pre - SBC basis; comps excluded from average if metric is N/M; Brokers include AO N, MMC and BPO includes ACN, G, WNS, EXLS. 1 Alight metrics based on 2021E Adj. EBITDA of $600M and 2022E Adj. EBITDA of $640M; Assumes 518.5M fully diluted shares (whic h includes shares issuable upon exchange of LLC interests underlying all vested and unvested PIUs), $ 2.1B net debt, $10 per share at closing. HCM Solutions / Processors Brokers BPO Reference Only Primary Comparables

43 ____________________ Source: Management information. 1 Point solutions defined as Alight services and technology products beyond core administration. Integrated Solutions Across the Health Value Chain Health Benefits Administration Manage health benefits accurately and efficiently all year long Healthcare Navigation Solutions Provide comprehensive healthcare support throughout a person’s healthcare journey - online, via mobile or UPoint ® , or with a personal Health Pro ® consultant Voluntary Benefits Solutions Enable employees to shop for, enroll in, and manage their voluntary benefits Smart - Choice Accounts Give employees the support they need to save with health savings accounts (HSAs) and other benefit accounts Dependent Verification Services & Compliance Ensure employees’ dependents are eligible and correctly enrolled and support compliance with regulatory requirements Integrated solutions that help consumers, enroll in, navigate, and pay for their healthcare benefits 700+ Health benefit administration clients $100B+ in premiums managed annually 80%+ of health benefit administration clients also buy one or more point solutions 1 2,700+ healthcare navigation clients 2M+ reimbursement accounts administered today Health Solutions Access to a Significant Base of Potential Members in the Health Ecosystem Key Health Solutions Competitors 200+ large market and 500+ mid - market Health benefit admin clients 12M+ participants on Health benefit admin platforms 120K estimated retirements / age - ins annually Strong Position Across the Health Value Chain

44 Strong Heritage and Recognized Leadership in Wealth Defined Contribution Administration Focused on achieving the best financial outcomes for our clients and their people Defined Benefit Administration Industry - leading expertise, technology and support to help people retire with confidence Managed Accounts & Advisory Financial knowledge, tools and personalized support employees need to reach their goals Self - Directed Brokerage Window Customizable solution with a wide range of investment choices and knowledgeable support Pension De - risking Leading expertise in effectively managing de - risking programs for pension plans Wealth Solutions Market Differentiators DC Market Segments Key Competitors x Ability to handle size & complexity x Strong security program x Digital access and experience x Tenured, deep domain experts x Automation and calculation quality x Independence from financial services x Research and thought leadership x Personalized, action - oriented messaging ____________________ Source: Management information . Participants size/sector # of Sponsors # of Participants <10K ~110 ~170K 10K – 25K ~30 ~450K 25K+ Corporate ~50 ~4.2M 25K+ Public Sector 2 ~280K #1 DB recordkeeper 5M DC Participants and 6M DB participants $ 6.8B 34K accounts on our U.S. brokerage platform Top 4 managed account provider with AUM of $ 32 B $480B+ in DC AUA #1 independent DC recordkeeper ~40 year operating history Named “Most Trusted DC Recordkeeper” By Cogent Syndicated, in 2019

45 Leading Provider of Cloud - Based Payroll & HR Services Globally Comprehensive Payroll Global Payroll HR Data Management HR & Financial Application Management Services (AMS) HR & Financial Cloud Services Recognized for Our Market Leading Capabilities Payroll & HR Solutions Payroll & HR Competitors Importance of Payroll x Payroll is one of the two highest expenses for companies and is the focus of C - suite stakeholders x Payroll services drive increased online traffic and reinforce users' engagement with Alight’s products x Payroll solutions enable ownership of end - to - end HR and Benefits workflows Strong and Unique Competitive Position • The only truly international Payroll & HR service provider, serving 100+ countries • 60 + million pay slips delivered per year ADP Capgemini Capita Conduent Neeyamo OSV Ramco SD Worx Zalaris Overall Ability to meet further client requirements Ability to meet deliver immediate benefit High Achievers Leaders Major Players Innovators Cloud - Based HR Transformation (NelsonHall 2020) ____________________ Source: NelsonHall.

46 Glossary ACA – Affordable Care Act Advisory – Personal financial advisory solution to aid in retirement planning CAS – Cloud Application Services: cloud - based application support CBA – Core Benefits Administration: proprietary health administration platform focused on the mid - market; back end for health exchange CDS – Cloud Deployment Services: Alight’s cloud - based HR deployment business CE – Client Executive: relationship/account owner for largest client relationships Consumer Experience – Communications consulting and user experience business Customer Care – Call center team & capabilities DB – Defined Benefit administration (pension) DC – Defined Contribution administration (401(k)) HRMS – Human Resources Management Systems HSA – Health Savings Account LM – Large Market, generally >10,000 employees Navigation – Solution to help consumers navigate the health care environment Point Solutions – Ancillary/complementary add - on solutions related to health and retirement. Can be sold individually or as a bundle PPPY – Per Participant, Per Year: typical pricing scheme for benefits services Ppt – Participant SE – Sales Executive: quota - carrying sales colleague SSO – Single sign - on TBA – Total Benefit Administration: Platform used primarily for large market benefits administration. Three - service integration. UPoint – Consumer portal and interface to end user